EXHIBIT 99.2

Talk America®

Fourth Quarter 2003 Earnings Call

February 3, 2004

simplicity

savings

service

Introduction

Ed Meyercord

Chief Executive Officer

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Executing Our Strategy

"Customer First" Business Strategy

Build a large, profitable base of bundled services customers

- 800,000 highly profitable customers
- 557,000 bundled local lines
- $58 million Free Cash Flow

Pursue Local Networking Opportunities

- Deployed local switch in Michigan
- Developing plans for broader roll out

Add New services

- Installed voicemail platform
- Evaluating ISP services
- Exploring VOIP opportunity

3

Operating Highlights

- Growth in bundled customer base
- Expansion into new states
- Diversification of marketing channels
- Deployment of local switch in Michigan
- Scaling business operations
- Significant software and systems enhancements
- Top telecom service ranking in the country

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Growth Bundled Lines

Bundled Lines
650
600
550
500
450
400
350
300
250
200
x 1000
443
495
557
622
2nd Qtr
3rd Qtr
4th Qtr
1st Qtr

Gross Adds
150
110
70
30
x 1000
98
122
135
150
2nd Qtr
3rd Qtr
4th Qtr
1st Qtr

2003 Actual data
2004 Estimated data

5

Expansion into New States

Growth in New Markets
(2003 Gross Adds)
24%
38%
53%
67%
Q1
Q2
Q3
Q4

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Diverse Marketing Channels

… Extends Customer Reach

Media
5%
Online
10%
Telemarketing
35%
Referrals
20%
Agents
15%
Direct Mail
15%

4th Quarter Gross Adds By Channel

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Stable Long Term Acquisition Cost

$112
$110
$112
$115
$105
Q2
Q3
Q4
Q1
Q2

- Stable acquisition cost in $110 range
- Improvement from Direct Mail Efficiencies
- Leads expense and media production cause quarterly variance

2003 Actual data
2004 Estimated data

Acquisition Cost For Bundled Lines

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Stable Customer Turnover

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.6%
5.1%
4.8%
4.9%
4.6%
Q2
Q3
Q4
Q1
YEAR
2003 Actual data
2004 Estimated data

Monthly Customer Turnover

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Impact of SBC Launch in Q4

Key Metrics

COA	Churn	ARPU & Gross Margin
$2 ↗	.3% ↘	"unchanged"

Consumers Want Choice & Savings

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Local Networking

Networking Benefits of Density and Customer First

Customer Loops
(3500)
COLO
Switch
Site
PSTN Local Termination
Long Distance
Operator Services
E911 Public Safety

- **Density provides superior economics**
- **Known demand allows efficient networking**
  - Build to suit
  - Utilize capital investment more quickly

Southfield Michigan Switch & Colocation Site

11

Future Network Platforms

Talk America
Customers
Talk America Switch
RBOC Switch
Wholesale Switch

Ultimately Regulators Will Preserve Competition

12

Creating Shareholder Value

Talk America

Sales & Marketing
Networking Operations
Customer Service
Information Technology
Finance
Business Operations
Legal & Regulatory

→

"Customer First"
Grow Base
Add Network
New Services

→

Growth in Revenue & Cash Flow

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Financial Review

David Zahka

Chief Financial Officer

14

Financial Highlights

($ in millions)	2002	2003	
Total Revenues	$317.5	$382.7	Up 21%
Bundled Revenues	$171.2	$281.3	Up 64%
Free Cash Flow	$44.6	$58.5	Up 31%
Net Debt	$67.3	$13.4	Down 81%

Strong Financial Performance in 2003

15

Financial Results

Fourth Quarter 2003 ($ in millions, except per share)	Net Income	EPS
Reported	$7.1	$0.25
Adjust to 39.1% tax rate	$0.3	$0.01
As Adjusted	$7.4	$0.26

Year End 2003 ($ in millions, except per share)	Net Income	EPS
Reported	$78.5	$2.75
Adjust for deferred tax benefit	($41.5)	($1.45)
As Adjusted	$37.0	$1.30

For 2003 and 2004, we will record GAAP income taxes at a 39.1% rate

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Bundled Revenue Growth

High Growth Bundled Revenue Driven by Expanding Base and Stable ARPU

Bundled Revenue ($ in millions)

$60.2
$67.7
$72.4
$81.0
$90.0
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004

- High growth – up 64% from Q4 2002
- Improved mix – over 80% of total revenues
- Expect growth to continue
- Market share opportunities

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Stable Customer Revenues

Successful Penetration of Nationwide Plan Will Keep ARPU Stable

Average Revenue Per Month (ARPU)

- Expect ARPU to remain stable at $51 level
- Nationwide plan mix grew to 35% of adds from zero in Q4 2002
- Plan mix likely to offset reduction in access revenues
- Customers save money at these ARPU levels

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Stable Bundle Gross Margins

Pricing Flexibility Yields Margin Stability

Adjusted Gross Margin (%)

47.0%
52.0%
49.6%
48.7%
Q1 2003
Q2 2003
Q3 2003
Q4 2003

- Targeted gross margins for new customers at 45%
- Realized gross margins in excess of target
- Expect to hold 47% gross margins

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High Bundled Customer ROI

Bundled Business Produces Very Attractive Returns

- Target Acquisition Cost - $100 per line
- Average Revenue - $50 per line-month
- Gross Margin - $23 per line-month
- Churn – 5% per month
- Payback 6 months
- Customer IRR >100%

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Bundled Contribution Growth

Bundled business driving free cash flow growth

Contribution ($ in millions)
$42.3
$76.9
$80.8
$54.2
$108.6
$31.2
2002
2003
2004e
Bundled Service
Long Distance Only

- Free cash flow in 2003 of $58.5 million or $2.05 per share
- Free cash flow in 2004 will exceed 2003
- Future free cash flow growth is driven by local services business

21

Reduction in Debt

Net Debt ($ in millions)
$180.5
$144.7
$67.3
$13.4
2000
2001
2002
2003

Free cash flow was directed towards paying down debt with net debt year end 2003 of only $13 million

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2004 Financial Guidance

	2003	2004
Billed Local Lines	557	775 - 800
Revenues:		
- Bundled	$281	$400 - $415
- Long Distance	$101	$50 - $60
Total	$383	$450 - $475
Adjusted Net Income	$33	$35 - $37
Adjusted EPS	$1.16	$1.18 - $1.25

Cash earnings per share higher than adjusted EPS…NOLs shield pre-tax income

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Longer-Term Financial Outlook

- Stable ARPU ► $51
- Growing Total Revenue ► 30%+
- Stable Gross Margins ► 47%
- Growing Bundled Lines ► 30%+
- Stable Bad Debt ► 3%
- Declining Acquisition Cost ► $105
- Leveraged G&A ► grow slower than top-line

Net income and free cash flow growth exceed revenue growth in 2005

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Talk America Holdings, Inc.

4th Quarter 2003
Non-GAAP Reconciliations

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Talk America Holdings, Inc.
Fourth Quarter 2003
Non-GAAP Reconciliations

Non-GAAP Financial Measures:

The Non-GAAP financial measures that we use in this presentation are listed below. We have included, in the schedules accompanying this presentation, reconciliations of all Non-GAAP financial measures in the presentation to the most directly comparable GAAP measures in our financial statements. Where we have included references to estimated revenues and free cash flow (both GAAP and non-GAAP) for the full year 2003 and for 2004 in the presentation, we have chosen for simplicity the numerical midpoint of our respective guidance ranges, which should not be considered a change in our guidance, which continues to be on a range basis.

Adjusted Bundled Revenue is defined as bundled revenue, less prior period access revenue and accounts receivable reconciliation.

Adjusted LD or Long Distance Revenue is defined as long distance revenue, less accounts receivable reconciliation and revenue from a now terminated contract.

Fully Diluted EPS - Adjusted is earnings per share calculated based on Net Income - Adjusted.

Net Income - Adjusted is defined as net income, less deferred tax benefit, prior period access revenue, accounts receivable reconciliation, gain on debt purchases and restructurings, and revenue from a now terminated contract.

Adjusted Total Revenue is defined as total revenue, less prior period access revenue, accounts receivable reconciliation and revenue from a now terminated contract.

Bundled Contribution is defined as Adjusted Bundled Revenue, less allocable network and line costs, provision for doubtful accounts and sales and marketing expense.

Free Cash Flow is defined as cash from operating activities, less capital expenditures and capitalized software development costs.

Long Distance Contribution is defined as Adjusted Long Distance Revenue, less allocable network and line costs, provision for doubtful accounts and sales and marketing expense.

Net Debt is defined as total long-term debt and short-term debt, less cash and cash equivalents.

Net Income Adjusted For Certain Tax Items is defined as net income, less deferred tax benefit, plus prior period income taxes.

Fully Diluted EPS Adjusted For Certain Tax Items is defined as earnings per share calculated based on Net Income Adjusted For Certain Tax Items.

2

Talk America Holdings, Inc.
Fourth Quarter 2003
Non-GAAP Reconciliations

Revenue Adjustments
($ in thousands)
	1Q03

	Bundled	LD Only	Total

Revenues - Reported	$60,173	$27,670	$87,843
Prior Period Access Revenue	359	-	359

Revenues - Adjusted	$60,532	$27,670	$88,202

	2Q03

	Bundled	LD Only	Total

Revenues - Reported	$67,675	$26,073	$93,748
A/R Reconciliation	(49)	(253)	(302)
Prior Period Access Revenue	(891)	-	(891)

Revenues - Adjusted	$66,735	$25,820	$92,555

	3Q03

	Bundled	LD Only	Total

Revenues - Reported	$72,395	$27,534	$99,929
A/R Reconciliation	(549)	(2,800)	(3,349)

Revenues - Adjusted	$71,846	$24,734	$96,580

	4Q03

	Bundled	LD Only	Total

Revenues - Reported	$81,008	$20,135	$101,143
No Adjustments	-	-	-

Revenues - Adjusted	$81,008	$20,135	$101,143

	Year Ended 2003

	Bundled	LD Only	Total

Revenues - Reported	$281,251	$101,412	$382,663
Prior Period Access Revenue	(532)	-	(532)
A/R Reconciliation	(598)	(3,053)	(3,651)

Revenues - Adjusted	$280,121	$98,359	$378,480

	Year Ended 2002

	Bundled	LD Only	Total

Revenues - Reported	$171,177	$146,330	$317,507
Contract Revenue Amortization	-	(6,200)	(6,200)

Revenues - Adjusted	$171,177	$140,130	$311,307

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Talk America Holdings, Inc.
Fourth Quarter 2003
Non-GAAP Reconciliations

Adjusted Gross Margin
($ in thousands)

	1Q03

	Bundled	LD Only	Total

Revenues - Adjusted	$60,532	$27,670	$88,202
Network & Line Cost - Reported	32,105	11,780	43,885

Gross Margin - Adjusted	$28,427	$15,890	$44,317

Gross Margin - Adjusted (%)	47.0%	57.4%	50.2%

	2Q03

	Bundled	LD Only	Total

Revenues - Adjusted	$66,735	$25,820	$92,555
Network & Line Cost - Reported	32,041	11,227	43,268

Gross Margin - Adjusted	$34,694	$14,593	$49,287

Gross Margin - Adjusted (%)	52.0%	56.5%	53.3%

	3Q03

	Bundled	LD Only	Total

Revenues - Adjusted	$71,846	$24,734	$96,580
Network & Line Cost - Reported	36,187	9,846	46,033

Gross Margin - Adjusted	$35,659	$14,888	$50,547

Gross Margin - Adjusted (%)	49.6%	60.2%	52.3%

	4Q03

	Bundled	LD Only	Total

Revenues - Adjusted	$81,008	$20,135	$101,143
Network & Line Cost - Reported	41,555	6,942	48,497

Gross Margin - Adjusted	$39,453	$13,193	$52,646

Gross Margin - Adjusted (%)	48.7%	65.5%	52.1%

	Year Ended 2003

	Bundled	LD Only	Total

Revenues - Adjusted	$280,121	$98,359	$378,480
Network & Line Cost - Reported	141,887	39,795	181,682

Gross Margin - Adjusted	$138,234	$58,564	$196,798

Gross Margin - Adjusted (%)	49.3%	59.5%	52.0%

4

Talk America Holdings, Inc.
Fourth Quarter 2003
Non-GAAP Reconciliations

Adjusted Net Income
($ in thousands)
		4Q03	2003	2002

Net Income - Reported		$7,094	$78,461	$97,062
Deferred Tax Expense (Benefit)			(41,427)	(22,300)
Adjustment to Record Taxes at 39.05%		340	-	(29,195)

Net Income Adjusted for Certain Tax Items		$7,434	$37,034	$45,567

Contract Revenue Amortization		-	-	(3,779)
Other Income		-	-	(17,883)
A/R Reconciliation		-	(2,225)	-
Gain on Debt Buyback		-	(1,506)	-
Prior Period Access Revenue		-	(324)	-

Net Income - Adjusted		$7,434	$32,978	$23,906

Adjusted EPS
($)
		4Q03	2003	2002

Fully Diluted EPS - Reported		$0.25	$2.75	$3.15
Deferred Tax Expense (Benefit)		-	(1.45)	(0.72)
Adjustment to Record Taxes at 39.05%		0.01	-	(0.95)

Fully Diluted EPS Adjusted for Certain Tax Items		0.26	1.30	1.48

Contract Revenue Amortization		-	-	(0.12)
Other Income		-	-	(0.58)
A/R Reconciliation		-	(0.08)	-
Gain on Debt Buyback		-	(0.05)	-
Prior Period Access Revenue		-	(0.01)	-

Fully Diluted EPS - Adjusted		$0.26	$1.16	$0.78

Fully Diluted Shares Outstanding		28,884	28,514	30,798

Tax Rate:	39.05%

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Talk America Holdings, Inc.
Fourth Quarter 2003
Non-GAAP Reconciliations

Contribution
($ in thousands)

	2002

	Bundled	LD Only	Total

Revenues - Adjusted	$171,177	$140,130	$311,307
Network & Line Cost - Reported	96,115	59,452	155,567
Provision for Doubtful Accounts - Reported	7,003	2,362	9,365
Sales & Marketing Expense - Reported	25,724	1,424	27,148

Contribution	$42,335	$76,892	$119,227

	2003

	Bundled	LD Only	Total

Revenues - Adjusted	$280,121	$98,359	$378,480
Network & Line Cost	141,887	39,795	181,682
Provision for Doubtful Accounts	9,663	1,936	11,599
Sales & Marketing Expense	47,677	600	48,277

Contribution	$80,894	$56,028	$136,922

	2004e

	Bundled	LD Only	Total

Revenues - Adjusted	$407,500	$55,000	$462,500
Network & Line Cost	217,000	22,400	239,400
Provision for Doubtful Accounts	13,700	1,000	14,700
Sales & Marketing Expense	68,200	400	68,600

Contribution	$108,600	$31,200	$139,800

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Talk America Holdings, Inc.
Fourth Quarter 2003
Non-GAAP Reconciliations

Net Debt
($ in thousands)
	2000	2001	2002	2003

Total Debt	$221,147	$166,824	$100,916	$48,597
Cash	(40,604)	(22,100)	(33,588)	(35,242)

Net Debt	$180,543	$144,724	$67,328	$13,355

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Talk America Holdings, Inc.
Fourth Quarter 2003
Non-GAAP Reconciliations

Free Cash Flow
($ in thousands)
	4Q03	3Q03	2Q03	1Q03	2003

Cash from Operations	$17,450	$20,632	$20,475	$14,609	$73,166
Less: Capital Expenditures	(2,809)	(4,949)	(1,526)	(2,691)	(11,975)
Less: Capitalized Software	(701)	(650)	(725)	(663)	(2,739)

Free Cash Flow	$13,940	$15,033	$18,224	$11,255	$58,452

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